UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2023

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PLx Pharma Winddown Corp.

(Exact name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-36351 (Commission File Number)	46-4995704 (IRS Employer Identification No.)

8 The Green, Suite 11895 Dover, Delaware (Address of Principal Executive Offices)		07871 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 381-7408

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXPQ	N/A*

*On April 13, 2023, our Common Stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “PLXPQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on April 13, 2023, PLx Pharma Winddown Corp. (formerly known as PLx Pharma Inc.) (the “Company”) and its wholly-owned subsidiary, PLx Opco Winddown Corp. (formerly known as PLx Opco Inc.) (together with the Company, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re PLx Pharma Winddown Corp., et al., Case No. 23-10456 (the “Chapter 11 Cases”).

On July 7, 2023, the Debtors filed a proposed Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation (the “Combined Disclosure Statement and Plan”) describing the plan of liquidation and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. The Bankruptcy Court hearing on the Debtors’ motion filed on July 7, 2023 for entry of an order (i) approving the Combined Disclosure Statement and Plan on an interim basis for solicitation purposes only; (ii) establishing solicitation and tabulation procedures; (iii) approving the form of ballot and solicitation materials; (iv) establishing the voting record date; (v) fixing the date, time, and place for the combined hearing and the deadline for filing objections thereto; (vi) establishing bar dates for filing requests for allowance of initial administrative claims; and (vii) granting related relief is scheduled for July 28, 2023 at 10:30 a.m.

Information contained in the Combined Disclosure Statement and Plan is subject to change, whether as a result of amendments or supplements to the Combined Disclosure Statement and Plan, third-party actions, or otherwise, and should not be relied upon by any party. A copy of the Combined Disclosure Statement and Plan is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Combined Disclosure Statement and Plan. Any such solicitation will be made pursuant to and in accordance with the Combined Disclosure Statement and Plan and applicable law, including orders of the Bankruptcy Court.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to continue ordinary course operations during the Chapter 11 Cases, the value of the Company’s common stock, and the ability of holders of the Company’s common stock to receive any payment or distribution. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLx Pharma Winddown Corp.

Date: July 12, 2023	By:	/s/ John Halloran
John Halloran
Deputy Chief Restructuring Officer

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